Consolidated Statements of Comprehensive Loss - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Consolidated Statements of Comprehensive Loss
Sales of goods	$ 0	$ 5	$ 116
Total revenue	0	5	116
Cost of goods sold and operating Expenses
Cost of goods sold	0	4	58
Research and development	6,658	8,120	7,377
General and administrative	5,846	3,601	6,006
Total operating expenses	12,504	11,725	13,441
Loss from operations	(12,504)	(11,720)	(13,325)
Finance income	6	24	201
Finance costs	(20)	(30)	(18)
Operating lease interest expense	(19)	(12)	(20)
Loss before income taxes	(33)	(18)	(163)
Income tax provision (recovery)	0	0	0
Net loss	(12,537)	(11,738)	(13,162)
Net Loss attributable to Nymox share holders	$ (12,537)	$ (11,738)	$ (13,162)
Basic and diluted loss per share	$ (0.15)	$ (0.16)	$ (0.19)
Weighted average number of common shares outstanding	81,976	73,823	68,845